                                                                    Exhibit 10.2

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

         2006 EQUITY INCENTIVE PLAN OF SUNSHINE ACQUISITION CORPORATION
                          STOCK OPTION GRANT NOTICE AND
                             STOCK OPTION AGREEMENT

                            STOCK OPTION GRANT NOTICE

Unless otherwise defined herein, the terms defined in the 2006 Equity Incentive Plan of Sunshine Acquisition Corporation (the "Plan") shall have the same defined meanings in this Stock Option Grant Notice and Stock Option Agreement.

You have been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions set forth in this Stock Option Grant Notice, the Stock Option Agreement attached hereto as Appendix A, Appendix B (collectively, the "Agreement") and the Plan, as follows:

Name of Optionee:                               ________________________________

Total Number of Shares subject to the Option:   ________________________________

Exercise Price per Share:                       $_______________________________

Total Exercise Price:                           $_______________________________

Grant Date:                                     ________________________________

Type of Option:                                 Non-Qualified Stock Option

Final Expiration Date:                          [10 years from Grant Date]

Vesting Schedule: This Option will vest and become exercisable in accordance with the vesting schedule set forth in Article II of the Stock Option Agreement depending on the classification of the Option as follows:

                  Time Options:        ________ Shares Subject to the Option

                  Performance Options: ________ Shares Subject to the Option

                  Superior Options:    ________ Shares Subject to the Option

     Your signature below indicates your agreement and understanding that this Option is subject to all of the terms and conditions contained in the Agreement and the Plan. ACCORDINGLY, PLEASE BE SURE TO READ ALL OF THE AGREEMENT, WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THIS OPTION. This Stock Option Grant Notice may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Stock Option Grant Notice may be executed by facsimile signatures.

OPTIONEE


-------------------------------------
[NAME]
       ------------------------------

SUNSHINE ACQUISITION CORPORATION


By
   ----------------------------------
Title:
       ------------------------------

                           [Stock Option Grant Notice]

                                   APPENDIX A

                             STOCK OPTION AGREEMENT

                                    ARTICLE I
                                 GRANT OF OPTION

     Section 1.1 Grant of Option. In consideration of the Optionee's agreement to remain a Service Provider of the Company or one of its Subsidiaries and for other good and valuable consideration, the Company hereby grants to the Optionee the Option to purchase any part or all of an aggregate of the Shares set forth in the Stock Option Grant Notice upon the terms and conditions set forth in the Plan and the Agreement. The Optionee hereby agrees that except as required by law, he or she will not disclose to any Person other than the Optionee's spouse and/or tax, legal and financial advisor (if any) the grant of the Option or any of the terms or provisions hereof without the prior approval of the Administrator, and the Optionee agrees that, in the discretion of the Administrator, the Option shall terminate and any unexercised portion of such Option (whether or not then exercisable) shall be forfeited if the Optionee violates the non-disclosure provisions of this Section 1.1.

     Section 1.2 Option Subject to Plan. The Option granted hereunder is subject to the terms and provisions of the Plan, including without limitation, Article V and Article VIII thereof.

     Section 1.3 Exercise Price. The purchase price of the Shares covered by the Option shall be the Exercise Price per Share set forth in the Stock Option Grant Notice (without commission or other charge).

                                   ARTICLE II
                        VESTING SCHEDULE; EXERCISABILITY

     Section 2.1 Commencement of Vesting and Exercisability of Time Options

          (a) Vesting. Except as provided below, the Time Options shall become vested and exercisable, so long as the Optionee remains continuously a Service Provider from the date hereof through each applicable date set forth below, as follows:

               (i) 25% of the Time Options shall become vested and exercisable on November 23, 2006; and

               (ii) 1/36 of the remaining Time Options shall become vested and exercisable each month thereafter until all of the Time Options are fully vested.

          (b) Liquidity Event Vesting. All Time Options shall become fully vested and exercisable immediately prior to the effective date of a Liquidity Event.

     Section 2.2 Commencement of Vesting and Exercisability of Performance
Options

          (a) Performance Acceleration. Subject to the provisions set forth below, the Performance Options shall vest and become exercisable as follows:

               (i) 20% of the Performance Options shall vest and become exercisable on December 31 of each Fiscal Year 2006 through 2010 (each, an "Applicable Year") if, in each case, on such date (or within 120 days thereafter), the Administrator determines that EBITDA for the Applicable Year equals or exceeds the EBITDA Target for the Applicable Year (such acceleration, the "Yearly Performance Based Acceleration").

               (ii) For Fiscal Year 2006 and 2007, if the Administrator determines that EBITDA for the Applicable Year is between (A) 95% of the EBITDA Target for such Applicable Year, and (B) 100% of the EBITDA Target for such Applicable Year, then the Administrator will use linear interpolation to determine the portion of the Performance Options that shall vest and become exercisable in each Applicable Year, which portion shall be between 10% and 20% of the Performance Options.

               (iii) For Fiscal Year 2006 and 2007, if the Administrator determines that EBITDA for the Applicable Year is 95% of the EBITDA Target for such Applicable Year, then 10% of the Performance Options shall vest and become exercisable in each Applicable Year.

               (iv) For Fiscal Year 2006 and 2007, except as provided below, no portion of the Performance Options will become vested or exercisable if the EBITDA for the Applicable Year is less than 95% of the EBITDA Target for such Applicable Year.

               (v) For Fiscal Year 2008 through 2010, if the Administrator determines that EBITDA for the Applicable Year is between (A) 90% of the EBITDA Target for such Applicable Year, and (B) 100% of the EBITDA Target for such Applicable Year, then the Administrator will use linear interpolation to determine the portion of the Performance Options that shall vest and become exercisable in each Applicable Year, which portion shall be between 10% and 20% of the Performance Options.

               (vi) For Fiscal Year 2008 through 2010, if the Administrator determines that EBITDA for the Applicable Year is 90% of the EBITDA Target for such Applicable Year, then 10% of the Performance Options shall vest and become exercisable in each Applicable Year.

               (vii) For Fiscal Year 2008 through 2010, except as provided below, no portion of the Performance Options will become vested or exercisable if the EBITDA for the Applicable Year is less than 90% of the EBITDA Target for such Applicable Year.

          (b) Catch-up Vesting; Forward Vesting. Except as provided below, the Performance Options which would otherwise fail to become vested and exercisable in accordance with Section 2.2(a) shall be eligible for vesting in accordance with this Section 2.2(b).

               (i) If EBITDA for the Applicable Year exceeds the EBITDA Target for such year, an amount equal to the excess of EBITDA over the EBITDA Target (the "Excess Amount") shall be applied to EBITDA of any previous Applicable Year for which the Yearly Performance Based Acceleration was not met in full. To the extent such Excess Amount causes a previous Applicable Year's EBITDA Target to be met in accordance with Section 2.2(a), the portion of the Performance Options that would have vested in such Applicable Year shall vest and become exercisable on the date the applicable Excess Amount that causes such Performance Options to vest is determined by the Administrator.

               (ii) In the event all EBITDA Targets of previous Applicable Years were met in full (including as a result of this subsection), an amount equal to the Excess Amount that is not applied to EBITDA of any previous Applicable Year shall be applied to the EBITDA for future years. However, any Excess Amount applied to the EBITDA for a future year shall not accelerate the vesting and exercisability of the applicable Performance Options to a date prior to the date in which the applicable portion of the Performance Options was first eligible to become vested and exercisable in accordance with Section 2.2(a).

               (iii) Notwithstanding anything to the contrary in this Section 2.2(b), in no event shall more than 20% of the Performance Options vest and become exercisable with respect to any Applicable Year as a result of to this
Section 2.2(b).

          (c) Liquidity Event Vesting. Except as provided below, a percentage of Performance Options shall vest and become exercisable immediately prior to the effective date of a Liquidity Event if Liquidity Proceeds in a Liquidity Event equal or exceed a certain return on the Investment, as follows:

               (i) If, in connection with a Liquidity Event, Liquidity Proceeds are equal to 2.5 times the Investment, the Performance Options shall vest and become exercisable with respect to that percentage of the Performance Options equal to the difference between (x) 25% of the Performance Options, and (y) the percentage of Performance Options that vested pursuant to Section 2.2(a) or 2.2(b) prior to the date of the Liquidity Event;

               (ii) If, in connection with a Liquidity Event, Liquidity Proceeds are between 2.5 times the Investment and 4.0 times the Investment, then the Administrator will use linear interpolation to determine the portion of the Performance Options that will vest and become exercisable, which portion shall be between 25% and 100% of the Performance Options less the percentage of Performance Options that vested pursuant to Section 2.2(a) or 2.2(b) prior to the date of the Liquidity Event; and

               (iii) If, in connection with a Liquidity Event, Liquidity Proceeds are equal to or greater than 4.0 times the Investment, the Performance Options shall become fully vested and exercisable immediately prior to the effective date of the Liquidity Event.

          (d) Additional Liquidity Event Vesting. The Performance Options that have not become eligible for Yearly Performance Based Acceleration pursuant to
Section 2.2(a) prior to the date of a Liquidity Event, shall become fully vested and exercisable immediately prior to a Liquidity Event if and only if EBITDA for the Fiscal Year in which the Liquidity Event occurs (which EBITDA shall not be reduced by any expenses that the Administrator reasonably determines are directly related to the Liquidity Event, including without limitation any investment banking fees payable as a result of the Liquidity Event) equals or exceeds the EBITDA Target (reduced on a pro-rata basis with respect to the portion of the EBITDA Target attributable to the portion of the Fiscal Year remaining after the Liquidity Event occurs if the

Liquidity Event occurs on a date other than the last day of such Fiscal Year) for the Fiscal Year in which such Liquidity Event occurs.

          (e) Internal Rate of Return Acceleration. If, in connection with a Liquidity Event, Liquidity Proceeds are greater than or equal to the Internal Rate of Return for the Performance Options with respect to all Investments, the Performance Options shall become fully vested and exercisable immediately prior to the effective date of such Liquidity Event.

     Section 2.3 Commencement of Vesting and Exercisability of Superior Options.

          (a) Performance Acceleration. Except as provided below, a percentage of Superior Options shall vest and become exercisable if Liquidity Proceeds in a Liquidity Event equal or exceed a certain return on the Investment, as follows:

               (i) If, in connection with a Liquidity Event, Liquidity Proceeds are equal to or less than 4.0 times the Investment, the Superior Options shall not vest and shall not become exercisable;

               (ii) If, in connection with a Liquidity Event, Liquidity Proceeds are between 4.0 times the Investment and 4.5 times the Investment, then the Administrator will use linear interpolation to determine the portion of the Superior Options that shall vest and become exercisable, which portion shall be between 0% and 100% of the Superior Options; and

               (iii) If, in connection with a Liquidity Event, Liquidity Proceeds are equal to or greater than 4.5 times the Investment, the Superior Options shall vest and become exercisable with respect to 100% of the Superior Options.

          (b) Internal Rate of Return Acceleration If, in connection with a Liquidity Event, Liquidity Proceeds are greater than or equal to the Internal Rate of Return for the Superior Options with respect to all Investments, the Superior Options shall become fully vested and exercisable immediately prior to the effective date of such Liquidity Event.

     Section 2.4 Administrator Determination of Targets. The Administrator shall make the determination as to whether the respective EBITDA Targets or Internal Rate of Return have been met, and shall determine the extent, if any, to which the Options have become vested and exercisable, on any such date as the Administrator in its sole discretion shall determine; provided, however, that with respect to each Fiscal Year such date shall not be later than the 120th day following the end of such Fiscal Year.

     Section 2.5 No Vesting of Options. Any portion of the Options that have not become vested or exercisable pursuant to Sections 2.1, 2.2 or 2.3 on or prior to the date of the Optionee's Termination of Service shall be forfeited and shall not thereafter become exercisable.

     Section 2.6 Duration of Exercisability. The installments of the Options that become exercisable as provided for above are cumulative. Each such installment which becomes exercisable shall remain exercisable until it becomes unexercisable under Section 2.7.

     Section 2.7 Expiration of Option

          (a) The Options may not be exercised to any extent by anyone after the first to occur of the following events:

               (i) The Final Expiration Date;

               (ii) Except as the Administrator may otherwise approve, thirty
(30) days following the date of the Optionee's Termination of Service for any reason other than Cause, death or Disability;

               (iii) Except as the Administrator may otherwise approve, the date of the Optionee's Termination of Service for Cause;

               (iv) Except as the Administrator may otherwise approve, twelve months following the Optionee's Termination of Service by reason of the Optionee's death or Disability; or

               (v) Pursuant to the terms of the Stockholders Agreement.

          (b) If, pursuant to the terms of the Stockholders Agreement, the Company has a right to repurchase the Optionee's Shares, the Company may exercise such call right regardless of whether the Optionee continues to have a right to exercise the Options under Section 2.7.

          (c) For the purposes of the Plan and this Agreement, the date of the Termination of Service shall be the last day of the Optionee's service as a Service Provider, whether such day is selected by agreement with the Optionee or unilaterally by the Company or its Subsidiary and whether with or without advance notice. For the avoidance of doubt, no period of notice that is given or that ought to have been given under applicable law in respect of such Termination of Service will be utilized in determining entitlement under the Plan, the Stockholders Agreement or this Agreement. Any action by the Company or its Subsidiary taken in accordance with the terms of the Plan and this Agreement as set out aforesaid shall be deemed to fully and completely satisfy any liability or obligation of the Company or its Subsidiary to the Optionee in respect of the Plan or this Agreement arising from or in connection with such Termination of Service, including in respect of any period of notice given or that ought to have been given under applicable law in respect of such Termination of Service.

     Section 2.8 Partial Exercise. Any exercisable portion of the Options or all the Options, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Options or portion thereof becomes unexercisable.

     Section 2.9 Exercise of Options. The exercise of the Options shall be governed by the terms of this Agreement and the terms of the Plan, including, without limitation, the provisions of Article V of the Plan. Unless otherwise determined by the Administrator, the Optionee must provide the Company with 30 days notice prior to his or her intent to exercise the options (in such form as the Company will determine) or such other amount of time as the Administrator determines necessary in order for the Company to comply with applicable securities law. After this notice period, to exercise an option, the Participant must provide written notice of exercise to the Company in accordance with the Plan and this Agreement.

     Section 2.10 Manner of Exercise; Tax Withholding

          (a) To the extent permitted by law or the applicable listing rules, if any, the Optionee may pay for the Shares with respect to which such Option or portion of such Option is exercised through (i) payment in cash; (ii) with the consent of the Administrator, the delivery of Shares which have been owned by the Optionee for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate Exercise Price of the exercised portion of the Option (provided such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements), (iii) with the consent of the Administrator, through the surrender of Shares then issuable upon exercise of the Option having a Fair Market Value on the date of the exercise of the Option equal to the aggregate Exercise Price of the exercised portion of the Option (in which case the Optionee will be deemed the legal owner of such surrendered Shares at the time of the exercise of the Option), or (iv) through a cashless exercise program (effectuated through a broker) approved by the Administrator.

          (b) The Optionee shall pay to the Company or any applicable Subsidiary, or make provision satisfactory to the Company or such Subsidiary, for payment of, any taxes required by law to be withheld in connection with the grant, vesting, assignment, and/or exercise of any portion of the Option, as applicable. With respect to any portion of the Option that is exercised (i) prior to an IPO, (ii) prior to a Change in Control, and (iii) within the period beginning on the date ninety (90) days prior to the date the Option is scheduled to expire pursuant to Section 2.7(a)(ii) or Section 2.7(a)(iv) and ending on the date such option is scheduled to expire pursuant to Section 2.7(a)(ii) or
Section 2.7(a)(iv), as applicable, and subject to any applicable legal conditions or restrictions, the Company shall, upon the Optionee's request, withhold from the shares of Common Stock otherwise issuable to the Optionee upon the exercise of the Option or any portion thereof a number of whole Shares having a Fair Market Value, determined as of the date of exercise, not in excess of the minimum of tax required to be withheld by law (or such lower amount as may be necessary to avoid variable award accounting); provided that the foregoing is at such time permitted under the terms of the agreements governing any indebtedness to which the Company or any of its Subsidiaries may be a party; and provided, further that no fractional shares of Common Stock will be retained to satisfy any portion of the withholding tax and the Optionee hereby agrees to satisfy any additional amount of withholding taxes that are not satisfied through the retention of shares of Common Stock by the Company. Any shares of Common Stock retained by the Company pursuant to this Section shall be deducted from the underlying shares to be received by such Optionee upon exercise of the Option. Any adverse consequences to the Optionee arising in connection with the Share withholding procedure set forth in the preceding sentence shall be the sole responsibility of the Optionee.

                                   ARTICLE III
                                OTHER PROVISIONS

     Section 3.1 Optionee Representation; Not a Contract of Service. The Optionee hereby represents that the Optionee's execution of this Agreement and participation in the Plan is voluntary and that the Optionee has in no way been induced to enter into this Agreement in exchange for or as a requirement of the expectation of service with the Company or any of its Subsidiaries. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue as a Service Provider or shall interfere with or restrict in any way the rights of the Company or its Subsidiaries, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without Cause except pursuant to an employment or consulting agreement executed by and between the Company and the Optionee and approved by the Board.

     Section 3.2 Shares Subject to Plan and Stockholders Agreement; Restrictions on the Transfer of Options and Common Stock. The Optionee acknowledges that this Option and any shares acquired upon exercise of the Option are subject to the terms of the Plan and the Stockholders Agreement including, without limitation, the restrictions set forth in Sections 5.6 and 5.7 of the Plan.

     Section 3.3 Construction. This Agreement shall be administered, interpreted and enforced under the laws of the state of Delaware.

     Section 3.4 Adjustments in EBITDA. The EBITDA Targets specified in Appendix B (collectively the "Financial Targets") are based upon (i) certain revenue and expense assumptions about the future business of the Company; (ii) a management model prepared by the Company for the projected financial performance of the Company, which incorporates the desired internal rate of return on the investment by the Principal Stockholders in debt and equity securities or instruments of the Company and its Subsidiaries and (iii) the continued application of accounting policies used by the Company as of the date the Option is granted. Accordingly, in the event that, after such date, the Administrator determines, in its sole discretion, that any acquisition or disposition of any business by the Company, any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, any unusual or nonrecurring transactions or events affecting the Company, or the financial statements of the Company, or change in applicable laws, regulations, or changes in generally accepted accounting principles applicable to, or the accounting policies used by, the Company occurs such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available with respect to the Option, then the Administrator shall, subject to Section 8.1 of the Plan, in good faith and in such manner as it may deem equitable, adjust the Financial Targets to reflect the projected effect of such transaction(s) or event(s) on the Financial Targets.

     Section 3.5 Conformity to Securities Laws. The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan, the Stockholders Agreement and this Agreement shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     Section 3.6 Amendment, Suspension and Termination. The Option may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board, provided that, except as provided by Section 8.1 of the Plan, neither the amendment, suspension nor termination of this Agreement shall, without the consent of the Optionee, alter or impair any rights or obligations under the Option.

                                   ARTICLE IV
                                   DEFINITIONS

     Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. Capitalized terms used in this Agreement and not defined below shall have the meaning given such terms in the Plan. The singular pronoun shall include the plural, where the context so indicates.

     Section 4.1 [Intentionally omitted.]

     Section 4.2 Agreement. "Agreement" shall have the meaning set forth in the Stock Option Grant Notice.

     Section 4.3 Applicable Year. "Applicable Year" shall have the meaning set forth in Section 2.2(a).

     Section 4.4 Cause. "Cause" shall mean,

          (a) the Board's determination that the Optionee failed to substantially perform his or her duties (other than any such failure resulting from the Optionee's disability) which is not remedied within ten days after receipt of written notice from the Company or one of its Subsidiaries, as applicable, specifying such failure;

          (b) the Board's determination that the Optionee failed to carry out, or comply with any lawful and reasonable directive of the Board or the Optionee's immediate supervisor, which is not remedied within ten days after receipt of written notice from the Company or one of its Subsidiaries, as applicable, specifying such failure;

          (c) the Optionee's conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or a crime involving moral turpitude;

          (d) the Optionee's unlawful use (including being under the influence) or possession of illegal drugs on the Company's or one of its Subsidiaries', as applicable, premises or while performing the Optionee's duties and responsibilities; or

          (e) the Optionee's commission of a material act of fraud, embezzlement, misappropriation, willful misconduct, or breach of fiduciary duty against the Company or one of its Subsidiaries, as applicable.

Notwithstanding the foregoing, if the Optionee is a party to a written employment or consulting agreement with the Company (or one of its Subsidiaries), then "Cause" shall be as such term is defined in the applicable written employment or consulting agreement.

     Section 4.5 Company. "Company" shall mean Sunshine Acquisition Corporation.

     Section 4.6 EBITDA. "EBITDA" for a given Fiscal Year shall mean consolidated earnings before interest, taxes, depreciation, and amortization of the Company and its consolidated Subsidiaries, adjusted for management fees paid to the Principal Stockholders, or its Affiliates, less all annual bonuses payable with respect to the applicable Fiscal Year to the extent not deducted, as reflected on the Company's audited consolidated financial statements for such Fiscal Year, but excluding certain extraordinary and non-recurring items as determined by the Administrator. EBITDA shall include earnings from any company acquired by the Company on or before March 31, 2006.

     Section 4.7 EBITDA Target. "EBITDA Target" for a given year shall be as set forth in Appendix B of this Agreement, subject to the provisions of Section 3.4.

     Section 4.8 Exercise Price. "Exercise Price" shall mean the per share price set forth in the Stock Option Grant Notice.

     Section 4.9 Final Expiration Date. "Final Expiration Date" shall mean the date set forth in the Stock Option Grant Notice.

     Section 4.10 Financial Targets. "Financial Targets" shall have the meaning set forth in Section 3.4.

     Section 4.11 Fiscal Year. "Fiscal Year" shall mean the fiscal year of the Company, as in effect from time to time.

     Section 4.12 Grant Date. "Grant Date" shall be the date set forth in the Stock Option Grant Notice.

     Section 4.13 "IPO" means a public offering of Common Stock pursuant to a registration statement filed in accordance with the Securities Act.

     Section 4.14 Internal Rate of Return. "Internal Rate of Return" shall mean, with respect to any Investment, a dollar amount representing:

          (a) Performance Options, a 40% Investor Return on such Investment, and

          (b) For Superior Options, a 50% Investor Return on such Investment.

     For purposes of calculating the Internal Rate of Return:

     (x) The amount of an Investment shall be the amount paid by such Principal Stockholder to any Person (including, without limitation, the Company, any Subsidiary, or any underwriter) for the purchase of equity securities; provided that if such Principal Stockholder shall have acquired such equity securities directly from another Principal Stockholder or through an uninterrupted series of Principal Stockholders, the amount of such Investment shall be the amount initially paid to purchase such equity securities from a Person other than a Principal Stockholder; and

     (y) The initial date of an Investment shall be the date such Principal Stockholder purchased such equity securities from any Person (including, without limitation, the Company, any Subsidiary, or any underwriter); provided that if such Principal Stockholder acquired such equity securities directly from another Principal Stockholder or through an uninterrupted series of Principal Stockholders, the initial date of such Investment shall be the date such equity securities were initially acquired from a Person other than a Principal Stockholder.

     Section 4.15 Investment. "Investment" shall mean any investment of funds by the Principal Stockholders in equity securities of the Company and its Subsidiaries.

     Section 4.16 Investor Return. "Investor Return" shall mean the annual compounded pre-tax internal rate of return on a given Investment determined with respect to the period beginning on the initial date of such Investment and ending on the effective date of a Liquidity Event.

     Section 4.17 Liquidity Event. "Liquidity Event" shall mean either (a) the consummation of the sale, transfer, conveyance or other disposition in one or a series of related transactions, of the equity securities of the Company or its successor held, directly or indirectly, by all of the Principal Stockholders in exchange for currency, such that immediately following such transaction (or series of related transactions), the total number of all equity securities held, directly or indirectly, by all of the Principal Stockholders and any Affiliate of any Principal Stockholder(s) is, in the aggregate, less than 50% of the total number of equity securities (as adjusted for the occurrence of a Corporate Event) held, directly or indirectly, by all of the Principal Stockholders as of November 23, 2005; or (b) the consummation of the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company, or the Company and its Subsidiaries taken as a whole, to any "person" (as such term is defined in Section 13(d)(3) of the Exchange Act) other than to any Principal Stockholder(s) or an Affiliate of any Principal Stockholder(s).

     Section 4.18 Liquidity Proceeds. "Liquidity Proceeds" shall mean the sum of
(a) the aggregate fair-market value of the consideration actually received (excluding any management or similar fees) by the Principal Stockholders on their Investment in connection with a Liquidity Event, after taking into account all post closing adjustments and after deducting all transaction costs and expenses, and assuming exercise of all options and warrants to purchase equity securities of the Company outstanding as of the effective date of such Liquidity Event (after giving effect to different dates of investment, if any, and after giving effect to any dilution of securities or instruments arising in connection with such Liquidity Event); provided however, that if the Principal Stockholders retain any Investment or portion thereof following such Liquidity Event, the fair market value of such Investment (or portion) immediately following such Liquidity Event shall be deemed "consideration received" for purposes of calculating the Liquidity Proceeds, and provided further that the fair market value of any non-cash consideration (including stock) shall be determined by the Board in its sole discretion as of the date of such Liquidity Event and (b) the amount of cash dividends the Principal Stockholders receive on the Investment from time to time.

     Section 4.19 Option(s). "Option(s)" shall mean the option(s) to purchase Common Stock granted under this Agreement.

     Section 4.20 Performance Options. "Performance Option(s)" shall mean the portion of the Options designated as Performance Options in the Stock Option Grant Notice.

     Section 4.21 Plan. "Plan" shall mean the 2006 Equity Incentive Plan of Sunshine Acquisition Corporation.

     Section 4.22 Share. "Share" shall mean a share of Common Stock

     Section 4.23 Stock Option Grant Notice. "Stock Option Grant Notice" shall mean the first page of this Agreement.

     Section 4.24 Superior Options. "Superior Options" shall mean the portion of the Options designated as Superior Options in the Stock Option Grant Notice.

     Section 4.25 Time Options. "Time Options" shall mean the portion of the Options designated as Time Options in the Stock Option Grant Notice.

     Section 4.26 Vesting Commencement Date. "Vesting Commencement Date" shall have the meaning set forth in the Stock Option Grant Notice.

     Section 4.27 Yearly Performance Based Acceleration. "Yearly Performance Based Acceleration" shall have the meaning set forth in Section 2.2(a).

                                       ***

                                   APPENDIX B

                                 EBITDA TARGETS
                                  ($ MILLIONS)

                        AS OF THE END OF THE FISCAL YEAR

PERFORMANCE MEASURE    2006    2007    2008    2009    2010
-------------------   -----   -----   -----   -----   -----
EBITDA TARGET         $[**]   $[**]   $[**]   $[**]   $[**]